UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 19, 2010 (July 19, 2010)

LONGHAI STEEL INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52807	11-3699388
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

No. 1 Jingguang Road, Neiqiu County
Xingtai City, Hebei Province, 054000
People’s Republic of China
(Address of Principal Executive Offices)

+86 (319) 686-1111
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors.

On July 19, 2010, each of Jing Shen and Chaoshui Wang resigned as directors of the Longhai Steel Inc. (the “Company”), effective as of the closing date of a planned offering of the Company’s common stock, par value $0.0001 per share (the “Effective Date”)

Ms. Shen and Mr. Wang’s resignations from the Board of Directors were submitted to facilitate the appointment of the independent directors disclosed below and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of New Independent Directors.

On July 19, 2010, the Board of Directors of the Company appointed Basil H. Hwang, Michael Cheng and Drew Bernstein, to serve on the Board as “independent directors” of the Company (the “Independent Directors”), as that term is defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc., effective as of the Effective Date.

Each of the Independent Directors intend to enter into the Company’s form of Independent Director Agreement, pursuant to which, each of the Independent Directors will receive as compensation 5,000 restricted shares of the Company’s common stock per annum, vesting semi-annually, commencing on the 6-month anniversary of the Effective Date, except that Mr. Bernstein, who will serve as our Audit Committee Chair will receive 7,500 restricted shares.

Basil H. Hwang: Mr. Hwang has been appointed to serve as our director, effective as of the closing date of the Offering, and is the Founder and Managing Partner of the Hong Kong office of Hwang & Co in association with Dechert LLP. Prior to this, Mr. Hwang was a partner with Paul, Hastings, Janofsky & Walker LLP and a counsel with O'Melveny & Myers LLP. Mr. Hwang is a member of the Executive Committee of the Singapore Chamber of Commerce in Hong Kong. He has published Private Equity and Venture Capital Investing in Asia and Renminbi (RMB) Denominated Funds – An Emerging Platform for Private Equity Investment in China, and has lectured on Asian Private Equity Deal Terms. He is ranked as a leading lawyer by both Chambers Global and by the Asia-Pacific Legal 500 directories. Mr. Hwang is fluent in English, Mandarin and Cantonese and received his education in Singapore, Canada and England. He is a graduate of the National University of Singapore and a postgraduate of the Board of Legal Education. Mr. Hwang is admitted to practice law in Hong Kong, Singapore, and England and Wales.

Dr. Michael Cheng: Dr. Cheng has been appointed to serve as our director, effective as of the closing date of the Offering, and has served as a Principal of STIC Investments (Asia Private Equity Fund), since March 2008. Prior to joining STIC Investments, Dr. Cheng served, from August 2006 to March 2008, as a Senior Consultant with Booz Allen Hamilton’s Greater China office, and from May 2005 to August 2006, as an Agriculture Risk Management Consultant with the World Bank. Dr. Cheng is fluent in Mandarin and is a contributor and co-author of The Fusion of International Vision and Chinese Situation published by Beijing Publishing Group in 2006. He holds a Bachelor of International Trade from the Inner Mongolia Finance & Economics College in China, a Ph.D. in Economics from the University of Hawaii at Manoa and Master of Public Administration, from Harvard University’s, J.F. Kennedy School of Government.

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Drew Bernstein: Mr. Bernstein has been appointed to serve as our director, effective as of the closing date of the Offering, and has served as a Principal and co-founder of Bernstein & Pinchuk LLP, a fast growing accounting firm headquartered in New York, since 1983. Mr. Bernstein received his BS degree from the University of Maryland Business School. He is qualified to perform accounting and auditing services for public companies and has qualified as an expert witness and serves as a director of NeoStem, Incorporated (NYSE Amex: NBS), a pharmaceutical research company, Oriental Paper Company, Inc. (NYSE Amex: ONP), a PRC-based manufacturer and distributor of paper products, and China Wind Systems, Inc. (NASDAQ: CWS), a PRC-based supplier of forged rolled rings and other forged components. Mr. Bernstein is licensed in the state of New York and other states and is a member of the AICPA, the NYSSCPA and the NSA.

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any of the Independent Directors that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On July 19, 2010, our board of directors adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The code of ethics addresses, among other things, ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics is filed as Exhibit 14 to this report.

ITEM 8.01. OTHER EVENTS.

On July 19, 2010, the Board of Directors of the Company established an Audit Committee, a Governance and Nominating Committee and a Compensation Committee and appointed each of the Company’s independent directors, Basil H. Hwang, Michael Cheng and Drew Bernstein, to each committee, effective as of the Effective Date.  Mr. Bernstein was appointed to serve as the Chair of the Audit Committee, Mr. Cheng was appointed to serve as the Chair of the Governance and Nominating Committee and Mr. Hwang was appointed to serve as the Chair of the Compensation Committee, each as of the Effective Date.  Copies of the Audit Committee Charter, Governance and Nominating Committee Charter and the Compensation Committee Charter are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.  Each committee charter will also be posed on the corporate governance page of the Company’s website as soon as practicable.

The Board of Directors of the Company also determined that Mr. Berndstein possesses the accounting or related financial management experience that qualifies him as “financially sophisticated” within the meaning of Rule 4350(d)(2)(A) of the Marketplace Rules of The Nasdaq Stock Market, Inc., and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
14	Code of Ethics

99.1	Audit Committee Charter

99.2	Governance and Nominating Committee Charter

99.3	Compensation Committee Charter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGHAI STEEL INC.

Date: July 20, 2010	/s/ Chaojun Wang
Chaojun Wang
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

14	Code of Ethics

99.1	Audit Committee Charter

99.2	Governance and Nominating Committee Charter

99.3	Compensation Committee Charter